[Logo] M F S (R)
INVESTMENT MANAGEMENT
We invented the mutual fund(R)

[graphic omitted]

                                        MFS(R) INTERNATIONAL
                                        GROWTH AND INCOME
                                        FUND
                                        SEMIANNUAL REPORT o NOVEMBER 30, 1999



                  -------------------------------------------
                      MUTUAL FUND GIFT KITS (see page 30)
                  -------------------------------------------

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  9
Portfolio of Investments .................................................. 12
Financial Statements ...................................................... 16
Notes to Financial Statements ............................................. 23
MFS' Year 2000 Readiness Disclosure ....................................... 29
Trustees and Officers ..................................................... 33

       MFS ORIGINAL RESEARCH(R)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE          ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                           MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE

--------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
One could easily argue that the Internet represents the greatest technological development most of us may see in our lifetimes. There is no disputing that this new communication medium is changing forever the way we work, play, and shop. One might also argue that investing in this new technology represents the investment opportunity of a lifetime. The question for any investor is whether and how to take advantage of it.

The popular press, it seems, would have us believe that by surfing the Web, we can learn everything we need to know about investing. Indeed, there is no doubt that Internet-delivered information and brokerage services enable individual investors to be well-informed and to trade at bargain prices. But we believe the numbers and facts argue that, for most of us, mutual funds purchased through a financial professional will continue to be one of the best products for long-term investing in this new millennium.

According to a survey by the Investment Company Institute, a national association of American investment companies, 44% of American households own stock or bond mutual funds, while only 25.5% own individual stocks.(1) Of course that doesn't tell us how well they did owning those funds or stocks, but another statistic gives us a clue. In the third quarter of 1999, during a period of volatility in the greatest bull market in history, a quarter of the 7,500 stocks tracked by Morningstar, a popular rating service, lost more than 20% of their value. But during the same period, less than 1% of the mutual funds tracked by Morningstar -- 6 out of 10,000 funds -- were down by a similar amount.(2) So, with all things being equal, an investor's chance of picking one of those losing stocks was about 25 times greater than his or her chance of picking an equally losing fund.

The numbers also show that a majority of Americans seek professional advice when buying mutual funds. Outside of employer-sponsored retirement plans, approximately 68% of fund shareholders state that their primary method of purchasing shares is through a financial professional.(1)

Why do we at MFS(R) believe that mutual funds plus professional advice will continue to define the best course of action for many investors? Let's look at some of the characteristics of a successful long-term investment approach:

o HAVING A PLAN AND STICKING TO IT: Our experience is that successful investors -- those whose lives are enriched by the fruits of their investing -- share two characteristics. They have a plan for reaching their monetary goals, and they stick with that plan through up markets and down ones. And for many investors, working with a financial professional may be the best way to develop a plan. Although the Internet abounds with calculators for developing all sorts of investment plans, none has your broker or consultant's high level of experience and an understanding of your unique situation. And no calculator can counsel you during a down market, when you may be tempted to abandon your goals and your plan.

o DIVERSIFICATION: Few investors can afford to own a large number of holdings, so poor performance of one company can potentially drag down their entire portfolio. This is especially true when investing in volatile new areas such as the Internet. On the other hand, a diversified mutual fund that owns dozens or even hundreds of holdings is better positioned to survive a disappointment in one or several investments.

o GOOD IN A DOWN MARKET: As we enter the tenth year of the greatest bull market in history, it's easy to forget that market downturns are an almost inevitable part of investing. Few mutual funds, of course, are going to be up when the overall market is down. But as the numbers above from the third quarter of 1999 demonstrate, mutual funds may be less likely to suffer the extreme downturns experienced by a large number of individual holdings when the market heads south.

o MFS ORIGINAL RESEARCH(R): The Internet is one of the greatest research tools ever invented, but it's still not the same as being eyeball to eyeball with the management of a company and discussing their plans for their firm's future.

o GOOD PERFORMANCE AT AN ACCEPTABLE LEVEL OF RISK: Investing in individual stocks or bonds does indeed offer the potential of exhilarating performance that few mutual funds even attempt. The downside is that the most exciting investments are also likely to be the ones that give you sleepless nights. The diversification and professional management of mutual funds help make them inherently less risky than individual stock picking, and funds are available in a wide range of risk profiles.

We believe that now, more than ever, mutual funds sold by an investment professional may offer many investors the best way to participate in whatever investment opportunities the new millennium may bring. The combination of professional portfolio management and professional advice recognizes the key reason that investors give us their money: because they don't want to make a hobby or a second profession out of investing; they simply want their money to work for them so they have a better likelihood of realizing their dreams.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    December 15, 1999

(1) Source: Investment Company Institute.
(2) Source: Morningstar CEO Don Phillips' keynote address at The Baltimore
    Sun's Dollars and Sense Conference, 10/99. In the period 7/1/99 through 9/30/99, of the 7,500 stocks tracked by Morningstar, 1,865 lost 20% or more; of the 10,000 mutual funds tracked by Morningstar, six lost 20% or more. Mutual fund results are at net asset value; if sales charges had been reflected, results would have been lower.

Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Frederick J. Simmons]
     Frederick J. Simmons

For the six months ended November 30, 1999, Class A shares of the Fund provided a total return of 11.99%, Class B shares 11.74%, Class C shares 11.72%, and Class I shares 12.29%. These returns assume the reinvestment of any distributions but exclude the effects of any sales charges.

During the same period, the average international fund tracked by Lipper Analytical Services, Inc., an independent firm that reports mutual fund performance, returned 22.69%. The Fund's returns also compare to returns of 20.27% for the Lipper International Funds Index (the Lipper Index) and 16.58% for the Morgan Stanley Capital International (MSCI) Europe, Australia, Far East
(EAFE) Index, an unmanaged index of international stocks. The Lipper mutual fund indices are unmanaged indices of the largest qualifying mutual funds within their respective investment objectives adjusted for the reinvestment of capital gain distributions and income dividends.

Q. WHAT FACTORS CAUSED THE FUND TO UNDERPERFORM THE INDICES DURING THE SIX-MONTH PERIOD?

A. The Fund held fewer investments in technology than its indices did. While technology stocks performed very well, we were hesitant to match the market weighting in this sector because, overall, we found it to be too highly valued and too volatile. During the period, the Fund also held an underweighted position in Japan. Until quite recently, many funds had been helped by not investing in Japan because that market performed dismally from the early 1990s until the end of 1998. In 1999, however, Japanese stocks posted a strong recovery. Having less invested in that country hurt the Fund's relative performance.

Q. IT LOOKS AS IF RECENTLY YOU'VE INCREASED THE FUND'S INVESTMENTS IN BOTH TECHNOLOGY AND JAPAN.

A. Yes, and those two moves tended to complement each other. At the same time, shareholders should understand that these shifts were strictly the byproduct of bottom-up, company-by-company research and not based on decisions regarding technology as a sector or Japan's economy. That said, we carefully increased the Fund's technology weighting to 14.6% at the end of the period. Many of the opportunities in the sector were found in Japan. We increased our Japanese allocation to 23.5%, from 13.4% at the beginning of the period, adding investments in large Japanese technology conglomerates such as Hitachi, Fujitsu, and Toshiba. We felt these companies were attractive because their managements are working hard to improve profits regardless of the direction of the Japanese economy or how much the government intercedes to help spur growth. Many Japanese companies have turned their attention to the pursuit of the same kinds of restructuring programs that U.S. businesses have undertaken for some time and that European firms have adopted more recently.

Q.  DID YOU PURSUE ANY PARTICULAR THEMES DURING THE PERIOD?

A. We found many opportunities in the dynamic telecommunications industry. Our emphasis has been on telecommunications providers, which comprised the majority of the telecommunications stocks in the MSCI EAFE Index, rather than on equipment manufacturers. We owned a number of stocks in this sector, including British Telecommunications, NTT Mobile Communications Network in Japan, and the Fund's largest holding, Mannesmann in Germany. These stocks all benefited from deregulation and significant growth in the wireless side of the business. Cellular subscriber growth continued to expand, and companies made advances related to the availability of wireless data transmission, which allows customers to access the Internet and e-mail via their handsets.

Q.  HAVE YOU FOUND MANY VALUES IN EUROPE?

A. The Fund currently is overweighted in Europe relative to the MSCI EAFE Index. We're overweighted in French companies relative to the MSCI EAFE Index. These allocations represent a classic example of our bottom-up research. Our investments here do not reflect our feelings about Europe or the French market. Instead, we chose to invest in individual companies that we believed offered good prospects. Our investments in France included television company Television Francaise, insurance company AXA, retailers Castorama-Dubois and Pinault-Printemps-Redoute, and beverage company Pernod-Ricard.

    Overall, Europe offered some value, but not as much as a few months ago when companies with growth rates similar to those of U.S. companies were selling at significantly lower valuations. Since then, European stock prices have caught up. We have looked for companies that we believe do not have equals in the United States. An example would be Compass, a British company that is the largest caterer in the world. This firm has ridden the outsourcing wave, offering food services to companies like IBM that are seeking to trim costs and leave the onus of running corporate cafeterias to an expert.

    We've also invested in European banks as a way to benefit from a particular country's economy. For example, the Fund held investments in some Spanish banks, even though the country doesn't necessarily offer compelling industrial investment alternatives.

Q.  WHICH STOCKS PERFORMED WELL AND WHICH WERE DISAPPOINTMENTS FOR THE FUND?

A. The Fund's best-performing investments were predominantly Japanese companies. They included NTT Mobile Communications Network, security-services company Secom, Fujitsu, Hitachi, and Rohm, an electronic devices manufacturer. Television Francaise in France and BCE in Canada also provided strong performance. BCE owns a majority stake in Nortel Networks, a top-performing networking and telecommunications infrastructure company.

    On the down side, Xerox struggled for a number of reasons, including increased competition, concerns related to potential year 2000 computer problems, and difficulties with its Brazilian operations. Galileo International, a full- service travel agency, suffered from perceived difficulties within its Internet-based travel booking business. And retailers such as Boots in the United Kingdom and Ahold in the Netherlands suffered from fears that Wal- Mart's entry into the grocery business would cut into their profits.

Q.  WHAT HAS BEEN YOUR APPROACH WITH EMERGING MARKETS?

A. In our opinion, this is a conservative fund, so our stake in emerging markets has been quite small because we felt the values were not compelling enough to offset the additional risk they posed.

Q.  WHAT IS YOUR ECONOMIC OUTLOOK?

A. Remember, I am a stock picker, not an economist. As a result, my approach generally remains the same regardless of the economic backdrop. That said, conditions in Japan and the rest of Asia look to be improving, and I think growth in Europe will increase a bit as well. Worldwide markets have been outpaced by strong U.S. growth, but I would not be surprised to see the U.S. market slow somewhat. It could very well be that we're entering a period when international stocks might perform better than alternatives in the United States, but that remains to be seen.

/s/ Frederick J. Simmons

    Frederick J. Simmons
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
   PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

   FREDERICK J. SIMMONS IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) AND PORTFOLIO MANAGER OF MFS(R) GLOBAL TOTAL RETURN FUND, MFS(R) INTERNATIONAL GROWTH AND INCOME FUND, AND THE GLOBAL TOTAL RETURN SERIES AND INTERNATIONAL GROWTH AND INCOME SERIES OFFERED THROUGH MFS(R)/SUN LIFE ANNUITY PRODUCTS. HE ALSO MANAGES THE NOMURA GLOBAL BALANCED OPEN FUND AND THE NOMURA GN GLOBAL TOTAL RETURN FUND UNDER SUBADVISORY AGREEMENTS WITH NOMURA ASSET MANAGEMENT CO. OF JAPAN.

   MR. SIMMONS JOINED MFS IN 1971 AS INVESTMENT OFFICER IN THE RESEARCH DEPARTMENT AND WAS NAMED ASSISTANT VICE PRESIDENT IN 1974, VICE PRESIDENT IN 1975, AND SENIOR VICE PRESIDENT IN 1983. MR. SIMMONS GRADUATED WITH HONORS FROM THE AMOS TUCK SCHOOL OF BUSINESS ADMINISTRATION OF DARTMOUTH COLLEGE. HE IS A CHARTERED FINANCIAL ANALYST, A MEMBER OF THE BOSTON SECURITY ANALYSTS SOCIETY, INC., AND PAST PRESIDENT OF THE ELECTRONIC ANALYSTS OF BOSTON.

   ALL EQUITY PORTFOLIO MANAGERS BEGAN THEIR CAREERS AT MFS INVESTMENT MANAGEMENT(R) AS RESEARCH ANALYSTS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 100 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

--------------------------------------------------------------------------------


This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial consultant, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
   FUND FACTS
--------------------------------------------------------------------------------

  OBJECTIVE:                 SEEKS BOTH CAPITAL APPRECIATION AND CURRENT INCOME
                             BY INVESTING PRIMARILY IN EQUITY SECURITIES OF
                             ISSUERS WHOSE PRINCIPAL ACTIVITIES ARE OUTSIDE THE
                             UNITED STATES.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:     OCTOBER 24, 1995

  CLASS INCEPTION:           CLASS A  OCTOBER 24, 1995
                             CLASS B  OCTOBER 24, 1995
                             CLASS C  JULY 1, 1996
                             CLASS I  JANUARY 2, 1997

  SIZE:                      $57.7 MILLION NET ASSETS AS OF NOVEMBER 30, 1999

PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Investment results reflect the percentage change in net asset value, including reinvestment of dividends. (See Notes to Performance Summary.)

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN

THROUGH NOVEMBER 30, 1999

CLASS A
                                           6 Months   1 Year  3 Years    Life*
--------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
  Charge                                    +11.99%  +10.44%  +33.37%  +44.53%
--------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                 --    +10.44%  +10.07%  + 9.40%
--------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                 --    + 5.20%  + 8.30%  + 8.11%
--------------------------------------------------------------------------------

CLASS B
                                           6 Months   1 Year  3 Years    Life*
--------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
  Charge                                    +11.74%  +10.01%  +31.53%  +41.75%
--------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                 --    +10.01%  + 9.57%  + 8.88%
--------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                 --    + 6.01%  + 8.73%  + 8.50%
--------------------------------------------------------------------------------

CLASS C
                                           6 Months   1 Year  3 Years    Life*
--------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
  Charge                                    +11.72%  + 9.98%  +31.45%  +42.02%
--------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                 --    + 9.98%  + 9.54%  + 8.93%
--------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                 --    + 8.98%  + 9.54%  + 8.93%
--------------------------------------------------------------------------------

CLASS I
                                           6 Months   1 Year  3 Years    Life*
--------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
  Charge                                    +12.29%  +11.05%  +34.86%  +46.15%
--------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                 --    +11.05%  +10.48%  + 9.69%
--------------------------------------------------------------------------------
* For the period from the commencement of the Fund's investment operations, October 24, 1995, through November 30, 1999.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

Class C share performance includes the performance of the Fund's Class B shares for periods prior to its inception (blended performance). Class C blended performance has been adjusted to take into account the lower CDSC applicable to Class C shares. This blended performance has not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B and C shares are approximately the same, the blended Class C performance is approximately the same as it would have been had Class C shares been offered for the entire period.

Class I share performance includes the performance of the Fund's Class A shares for periods prior to its inception (blended performance). Class I share blended performance has been adjusted to account for the fact that Class I shares have no sales charge. This blended performance has not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class I shares are lower than those of Class A, the blended Class I share performance is lower than it would have been had Class I shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Investments in foreign and emerging market securities may provide superior returns but also involve greater risk than U.S. investments. Investments in foreign and emerging market securities may be favorably or unfavorably affected by changes in interest rates and currency exchange rates, market conditions, and the economic and political conditions of the countries where investments are made. These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO CONCENTRATION AS OF NOVEMBER 30, 1999

FIVE LARGEST STOCK SECTORS

            UTILITIES & COMMUNICATIONS                    16.1%
            TECHNOLOGY                                    14.6%
            FINANCIAL SERVICES                            13.2%
            CONSUMER STAPLES                              10.8%
            CONGLOMERATES, SPECIAL PRODUCTS/SERVICES       8.4%

TOP 10 STOCK HOLDINGS

MANNESMANN AG  5.1%                     PINAULT-PRINTEMPS-REDOUTE S.A.  2.8%
German industrial and                   French department store chain
  telecommunications company

ROHM CO.  3.3%                          BP AMOCO PLC  2.7%
Japanese electronics manufacturer       British oil and petrochemical company

SECOM CO.  3.2%                         COMPASS GROUP PLC  2.7%
Japanese security-services company      British commercial food catering company

TELEFONICA DE ESPANA SA  3.0%           TAKEDA CHEMICAL INDUSTRIES CO.  2.7%
Spanish telephone services provider     Japanese pharmaceutical company

CANON, INC.  2.9%                       SEITA SA  2.6%
Japanese office equipment and imaging   French tobacco company
  company

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS (Unaudited) -- November 30, 1999

Stocks - 92.2%
--------------------------------------------------------------------------------------------------------
ISSUER                                                                     SHARES                  VALUE
--------------------------------------------------------------------------------------------------------
Foreign Stocks - 80.6%
  Australia - 2.4%
    Australia & New Zealand Banking Group Ltd. (Banks and
      Credit Cos.)*                                                        59,810            $   430,223
    QBE Insurance Group Ltd. (Insurance)*                                 243,702                970,265
                                                                                             -----------
                                                                                             $ 1,400,488
--------------------------------------------------------------------------------------------------------
  Bermuda - 0.9%
    Tyco International Ltd. (Manufacturing)                                12,252            $   490,846
--------------------------------------------------------------------------------------------------------
  Canada - 2.9%
    BCE, Inc. (Telecommunications)                                          7,900            $   534,237
    Canadian National Railway Co. (Railroads)                              37,891              1,134,362
                                                                                             -----------
                                                                                             $ 1,668,599
--------------------------------------------------------------------------------------------------------
  France - 11.9%
    AXA (Insurance)                                                         2,560            $   345,321
    Castorama-Dubois Investissements (Building Retailer)                    2,955                768,032
    Pernod-Ricard Co. (Beverages)                                           6,070                346,104
    Pinault-Printemps-Redoute SA (Retail)                                   7,257              1,513,316
    Rhone-Poulenc SA (Pharmaceuticals)                                      6,150                381,024
    Seita SA (Tobacco)                                                     26,702              1,371,880
    Synthelabo (Pharmaceuticals)*                                           8,698                358,381
    Television Francaise (Broadcasting)                                     3,679              1,334,241
    Total SA, ADR (Oils)                                                    6,812                450,444
                                                                                             -----------
                                                                                             $ 6,868,743
--------------------------------------------------------------------------------------------------------
  Germany - 7.1%
    Henkel KGAA (Consumer Products)                                         8,278            $   521,204
    Jefferson Smurfit Corp. (Forest and Paper Products)                   204,050                543,313
    Mannesmann AG (Telecommunications)                                     12,938              2,690,165
    Porsche AG (Automotive)                                                   121                329,118
                                                                                             -----------
                                                                                             $ 4,083,800
--------------------------------------------------------------------------------------------------------
  Hong Kong - 0.8%
    China Telecom Ltd. (Telecommunications)                                91,000            $   486,286
--------------------------------------------------------------------------------------------------------
  Italy - 2.9%
    Beni Stabili S.p.A (Real Estate)*                                      38,560            $    13,557
    Sao Paolo Imi S.p.A. (Banks and Credit Cos.)                           40,560                506,666
    Telecom Italia Mobile S.p.A. (Telecommunications)                     100,314                393,109
    Telecom Italia S.p.A. (Telecommunications)                             55,400                610,561
    Unione Immobiliare S.p.A. (Real Estate)                               248,969                121,895
                                                                                             -----------
                                                                                             $ 1,645,788
--------------------------------------------------------------------------------------------------------
  Japan - 23.5%
    Canon, Inc. (Office Equipment)                                         53,000            $ 1,562,654
    East Japan Railway Co. (Railroads)                                         51                300,737
    Fuji Heavy Industries Ltd. (Automotive)                                34,000                254,290
    Fujitsu Ltd. (Computer Hardware - Systems)                             28,000                996,167
    Hitachi Electronics Ltd. (Electronics)                                 80,000              1,108,599
    Mitsubishi Motor (Automotive)                                          60,000                279,509
    Nippon Telephone & Telegraph Co. (Utilities - Telephone)                   19                341,720
    NTT Mobile Communications Network, Inc. (Telecommunications)               26                914,791
    Orix Corp. (Financial Services)                                         2,100                343,017
    Rohm Co. (Electronics)                                                  6,500              1,768,255
    Secom Co. (Consumer Goods and Services)                                15,000              1,695,332
    Takeda Chemical Industries Co. (Pharmaceuticals)                       24,000              1,419,951
    Terumo Corp. (Medical Equipment)                                       41,000              1,249,140
    Tokyo Marine & Fire Insurance (Insurance)                              54,000                689,926
    Toshiba Corp. (Electronics)                                            39,000                287,853
    Uni Charm Corp. (Forest and Paper Products)                             2,400                146,241
    Ushio, Inc. (Electronics)                                              16,000                208,511
                                                                                             -----------
                                                                                             $13,566,693
--------------------------------------------------------------------------------------------------------
  Luxembourg - 0.5%
    HypoVereinsbank (Banks and Credit Cos.)                                 4,750            $   294,765
--------------------------------------------------------------------------------------------------------
  Mexico - 0.7%
    Fomento Economico Mexicano SA (Food and
      Beverage Products)                                                    6,140            $   232,552
    Panamerican Beverage (Beverages)                                        9,110                170,813
                                                                                             -----------
                                                                                             $   403,365
--------------------------------------------------------------------------------------------------------
  Netherlands - 6.9%
    Akzo Nobel N.V. (Chemicals)                                            26,454            $ 1,132,615
    Fox Kids Europe N.V. (Broadcasting)*                                    3,410                 46,547
    ING Groep N.V. (Financial Services)*                                    6,512                366,387
    Koninklijke Ahold N.V., ADR (Food/Retail)                               8,880                284,160
    Royal Dutch Petroleum Co., N.V., ADR (Oils)                             8,727                506,166
    STMicroelectronics Co. (Electronics)*                                   3,875                526,996
    Wolters Kluwer N.V. (Printing and Publishing)*                         37,552              1,133,006
                                                                                             -----------
                                                                                             $ 3,995,877
--------------------------------------------------------------------------------------------------------
  Portugal - 0.1%
    PT Multimedia SGPS SA (Telecommunications)*                               830            $    32,710
--------------------------------------------------------------------------------------------------------
  South Korea - 0.4%
    Korea Electric Power Corp. (Utilities - Electric)                       6,440            $   255,600
--------------------------------------------------------------------------------------------------------
  Spain - 4.0%
    Banco Popular Espanol SA (Banks and Credit Cos.)                        5,580            $   360,887
    Repsol SA (Oils)*                                                      16,190                353,923
    Telefonica de Espana SA (Utilities - Telephone)*                       76,497              1,593,665
    Terra Networks, S.A. (Internet)*                                          680                 23,435
                                                                                             -----------
                                                                                             $ 2,331,910
--------------------------------------------------------------------------------------------------------
  Sweden - 1.7%
    Saab AB,"B" (Aerospace and Defense)                                    83,046            $   644,600
    Skandia Forsakrings AB (Insurance)                                     13,532                323,858
                                                                                             -----------
                                                                                             $   968,458
--------------------------------------------------------------------------------------------------------
  Switzerland - 1.8%
    Clariant AG (Chemicals)                                                   371            $   159,427
    Nestle AG, Registered Shares (Food and Beverage Products)                 491                884,133
                                                                                             -----------
                                                                                             $ 1,043,560
--------------------------------------------------------------------------------------------------------
  United Kingdom - 12.1%
    AstraZeneca Group PLC (Medical and Health Products)                     8,081            $   361,141
    Avis Europe PLC (Auto Rental)##*                                      138,757                555,298
    Boots Co. PLC (Retail)*                                                57,800                580,585
    BP Amoco PLC, ADR (Oils)                                               23,894              1,456,041
    British Aerospace PLC (Aerospace and Defense)*                         42,145                243,250
    British Telecommunications PLC (Telecommunications)*                   37,960                761,385
    Cable & Wireless Communications PLC (Telecommunications)               33,703                378,839
    Compass Group PLC (Food and Catering)                                 117,960              1,429,374
    Diageo PLC (Food and Beverage Products)*                               63,874                577,946
    Rentokil Initial (Office Services)                                     47,015                181,030
    Reuters Group PLC (Business Services)                                  39,215                437,983
                                                                                             -----------
                                                                                             $ 6,962,872
--------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                         $46,500,360
--------------------------------------------------------------------------------------------------------
U.S. Stocks - 11.6%
    American International Group, Inc. (Insurance)                         10,140            $ 1,046,955
    Anheuser-Busch Cos., Inc. (Food and Beverage)                           7,745                579,423
    Associates First Capital Corp., "A" (Financial Services)                9,750                324,188
    Cooper Industries, Inc. (Electrical Equipment)                          8,511                365,441
    Delphi Automotive Systems Corp. (Automotive)                           10,265                161,674
    Galileo International, Inc. (Business Services)                         6,660                213,120
    General Electric Co. (Conglomerate)                                     6,000                780,000
    Goldman Sachs Group, Inc. (Financial Institution)                         530                 39,816
    Hewlett-Packard Co. (Business Machines)                                 7,810                740,974
    Newell Rubbermaid, Inc. (Consumer Goods and Services)                   9,049                296,920
    Pharmacia & Upjohn, Inc. (Pharmaceuticals)                              7,802                426,672
    Philip Morris Cos., Inc. (Tobacco)                                     12,179                320,460
    ReliaStar Financial Corp. (Insurance)                                  19,051                828,718
    United Parcel Service Inc. (Transport-Services)                         1,300                 85,881
    Xerox Corp. (Office Equipment)                                          5,413                146,489
    Young & Rubicam, Inc. (Advertising)                                     6,740                351,744
--------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                            $ 6,708,475
--------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $45,582,164)                                                  $53,208,835
--------------------------------------------------------------------------------------------------------

Warrants
--------------------------------------------------------------------------------------------------------
    Vivendi (Utilities - Water)* (Identified Cost, $1,239)                  1,640            $     4,428
--------------------------------------------------------------------------------------------------------

Short-Term Obligations - 7.6%
--------------------------------------------------------------------------------------------------------
                                                                 PRINCIPAL AMOUNT
                                                                    (000 OMITTED)
--------------------------------------------------------------------------------------------------------
    Federal National Mortgage Assn., due 12/01/99
      at Amortized Cost                                               $     4,400            $ 4,400,000
--------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $49,983,403)                                             $57,613,263
Other Assets, Less Liabilities - 0.2%                                                            121,954
--------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                          $57,735,217
--------------------------------------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
--------------------------------------------------------------------------------
NOVEMBER 30, 1999
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $49,983,403)              $57,613,263
  Investments of cash collateral for securities loaned, at
    value (identified cost, $3,391,648)                               3,391,648
  Cash                                                                  108,040
  Foreign currency, at value (identified cost, $32,808)                  31,219
  Receivable for Fund shares sold                                        48,185
  Receivable for investments sold                                       219,997
  Interest and dividends receivable                                      78,539
  Deferred organization expenses                                          5,512
  Other assets                                                            6,444
                                                                    -----------
      Total assets                                                  $61,502,847
                                                                    -----------
Liabilities:
  Payable for Fund shares reacquired                                $   339,261
  Payable upon return of securities loaned                            3,391,648
  Payable to affiliates -
    Management fee                                                        4,737
    Shareholder servicing agent fee                                         486
    Distribution and service fee                                          3,641
  Accrued expenses and other liabilities                                 27,857
                                                                    -----------
      Total liabilities                                             $ 3,767,630
                                                                    -----------
Net assets                                                          $57,735,217
                                                                    ===========
Net assets consist of:
  Paid-in capital                                                   $47,291,813
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                      7,627,748
  Accumulated undistributed net realized gain on investments
    and foreign currency transactions                                 2,975,441
  Accumulated net investment loss                                      (159,785)
                                                                    -----------
      Total                                                         $57,735,217
                                                                    ===========
Shares of beneficial interest outstanding                            2,876,117
                                                                     =========
Class A shares:
  Net asset value per share
    (net assets of $29,026,005 / 1,438,331 shares of
    beneficial interest outstanding)                                  $20.18
                                                                      ======
  Offering price per share (100 / 95.25 of net asset value
  per share)                                                          $21.19
                                                                      ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $25,372,921 / 1,269,506 shares of
    beneficial interest outstanding)                                  $19.99
                                                                      ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $3,270,006 / 165,013 shares of beneficial
    interest outstanding)                                             $19.82
                                                                      ======
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $66,285 / 3,267 shares of beneficial
    interest outstanding)                                             $20.29
                                                                      ======

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations (Unaudited)
--------------------------------------------------------------------------------
SIX MONTHS ENDED NOVEMBER 30, 1999
--------------------------------------------------------------------------------
Net investment loss:
  Income -
    Interest                                                        $   112,330
    Dividends                                                           388,573
    Foreign taxes withheld                                              (36,138)
                                                                    -----------
      Total investment income                                       $   464,765
                                                                    -----------
  Expenses -
    Management fee                                                  $   260,718
    Trustees' compensation                                                3,844
    Shareholder servicing agent fee                                      26,740
    Distribution and service fee (Class A)                               65,080
    Distribution and service fee (Class B)                              121,104
    Distribution and service fee (Class C)                               15,826
    Administrative fee                                                    3,528
    Custodian fee                                                        36,480
    Registration fees                                                    28,034
    Printing                                                             14,007
    Postage                                                               6,933
    Auditing fees                                                         5,648
    Legal fees                                                              478
    Amortization of organization expenses                                 2,530
    Miscellaneous                                                        22,714
                                                                    -----------
      Total expenses                                                $   613,664
    Fees paid indirectly                                                 (2,085)
                                                                    -----------
      Net expenses                                                  $   611,579
                                                                    -----------
        Net investment loss                                         $  (146,814)
                                                                    -----------
Realized and unrealized gain on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                         $   518,820
    Foreign currency transactions                                       (23,985)
                                                                    -----------
      Net realized gain on investments and foreign currency
        transactions                                                $   494,835
                                                                    -----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                     $ 5,661,426
    Translation of assets and liabilities in foreign currencies          (4,522)
                                                                    -----------
      Net unrealized gain on investments and foreign currency
        translation                                                 $ 5,656,904
                                                                    -----------
        Net realized and unrealized gain on investments and
          foreign currency                                          $ 6,151,739
                                                                    -----------
          Increase in net assets from operations                    $ 6,004,925
                                                                    ===========

See notes to financial statements.


Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------
                                                                 SIX MONTHS ENDED             YEAR ENDED
                                                                NOVEMBER 30, 1999           MAY 31, 1999
                                                                      (UNAUDITED)
--------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                                 $  (146,814)           $  (125,179)
  Net realized gain on investments and foreign currency
    transactions                                                          494,835              2,573,280
  Net unrealized gain (loss) on investments and foreign
    currency translation                                                5,656,904             (3,717,266)
                                                                      -----------            -----------
      Increase (decrease) in net assets from operations               $ 6,004,925            $(1,269,165)
                                                                      -----------            -----------
Distributions declared to shareholders -
  From net realized gain on investments and foreign currency
    transactions (Class A)                                            $      --              $  (301,721)
  From net realized gain on investments and foreign currency
    transactions (Class B)                                                   --                 (408,082)
  From net realized gain on investments and foreign currency
    transactions (Class C)                                                   --                  (29,382)
  From net realized gain on investments and foreign currency
    transactions (Class I)                                                   --                   (1,045)
                                                                      -----------            -----------
      Total distributions declared to shareholders                    $      --              $  (740,230)
                                                                      -----------            -----------
Net increase in net assets from Fund share transactions               $ 3,357,091            $15,478,510
                                                                      -----------            -----------
      Total increase in net assets                                    $ 9,362,016            $13,469,115
Net assets:
  At beginning of period                                               48,373,201             34,904,086
                                                                      -----------            -----------
  At end of period (including accumulated net investment loss
    of $159,785 and $12,971, respectively)                            $57,735,217            $48,373,201
                                                                      ===========            ===========

See notes to financial statements.


Financial Highlights
---------------------------------------------------------------------------------------------------------------------------
                                                                                       YEAR ENDED MAY 31,
                                           SIX MONTHS ENDED         --------------------------------------------------------
                                          NOVEMBER 30, 1999             1999            1998            1997           1996*
                                                (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------------
                                                    CLASS A
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                $18.03           $19.01          $16.32          $15.98          $15.00
                                                     ------           ------          ------          ------          ------
Income from investment operations# -
  Net investment income (loss)                       $(0.03)          $ --            $(0.05)         $ 0.11          $ 0.11
  Net realized and unrealized gain (loss) on
    investments and foreign currency                   2.18            (0.64)           3.45            0.35            0.90
                                                     ------           ------          ------          ------          ------
      Total from investment operations               $ 2.15           $(0.64)         $ 3.40          $ 0.46          $ 1.01
                                                     ------           ------          ------          ------          ------
Less distributions declared to shareholders -
  From net investment income                         $ --             $ --            $ --            $(0.08)         $(0.03)
  From net realized gain on investments and
    foreign currency transactions                      --              (0.34)          (0.59)          (0.04)           --
  In excess of net investment income                   --               --             (0.12)           --              --
                                                     ------           ------          ------          ------          ------
      Total distributions declared to
        shareholders                                 $ --             $(0.34)         $(0.71)         $(0.12)         $(0.03)
                                                     ------           ------          ------          ------          ------
Net asset value - end of period                      $20.18           $18.03          $19.01          $16.32          $15.98
                                                     ======           ======          ======          ======          ======
Total return(+)                                       11.99%++         (3.45)%         21.77%           2.88%           6.71%++
Ratios (to average net assets)/Supplemental data:
    Expenses##                                         2.04%+           2.11%           2.22%           2.39%           2.52%+
    Net investment income (loss)                      (0.32)%+          0.02%          (0.28)%          0.72%           1.04%+
Portfolio turnover                                       42%              89%            158%             89%             29%
Net assets at end of period (000 Omitted)           $29,026          $22,287         $15,087         $13,425         $11,950

  * For the period from the commencement of the Fund's investment operations, October 24, 1995, through May 31, 1996.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.


Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------
                                                                                       YEAR ENDED MAY 31,
                                           SIX MONTHS ENDED         --------------------------------------------------------
                                          NOVEMBER 30, 1999             1999            1998            1997           1996*
                                                (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------------
                                                    CLASS B
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                $17.89           $18.96          $16.27          $15.94          $15.00
                                                     ------           ------          ------          ------          ------
Income from investment operations# -
  Net investment income (loss)                       $(0.07)          $(0.10)         $(0.14)         $ 0.03          $ 0.05
  Net realized and unrealized gain (loss) on
    investments and foreign currency                   2.17            (0.63)           3.47            0.34            0.90
                                                     ------           ------          ------          ------          ------
      Total from investment operations               $ 2.10           $(0.73)         $ 3.33          $ 0.37          $ 0.95
                                                     ------           ------          ------          ------          ------
Less distributions declared to shareholders -
  From net investment income                         $ --             $ --            $ --            $ --            $(0.01)
  From net realized gain on investments and
    foreign currency transactions                      --              (0.34)          (0.59)          (0.04)           --
  In excess of net investment income                   --               --             (0.05)           --              --
                                                     ------           ------          ------          ------          ------
      Total distributions declared to
        shareholders                                 $ --             $(0.34)         $(0.64)         $(0.04)         $(0.01)
                                                     ------           ------          ------          ------          ------
Net asset value - end of period                      $19.99           $17.89          $18.96          $16.27          $15.94
                                                     ======           ======          ======          ======          ======
Total return                                          11.74%++         (3.89)%         21.26%           2.33%           6.37%++
Ratios (to average net assets)/Supplemental data:
    Expenses##                                         2.53%+           2.61%           2.72%           2.94%           3.11%+
    Net investment income (loss)                      (0.77)%+         (0.55)%         (0.79)%          0.18%           0.49%+
Portfolio turnover                                       42%              89%            158%             89%             29%
Net assets at end of period (000 Omitted)           $25,373          $23,482         $18,987         $15,749         $13,641

  * For the period from the commencement of the Fund's investment operations, October 24, 1995, through May 31, 1996.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.


Financial Highlights - continued
--------------------------------------------------------------------------------------------------------------------------
                                                                                          YEAR ENDED MAY 31,
                                                   SIX MONTHS ENDED          ---------------------------------------------
                                                  NOVEMBER 30, 1999               1999              1998             1997*
                                                        (UNAUDITED)
--------------------------------------------------------------------------------------------------------------------------
                                                            CLASS C
--------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                        $17.74             $18.80            $16.19            $16.02
                                                             ------             ------            ------            ------
Income from investment operations# -
  Net investment income (loss)                               $(0.07)            $(0.09)           $(0.10)           $ 0.12
  Net realized and unrealized gain (loss) on
    investments and foreign currency                           2.15              (0.63)             3.39              0.21
                                                             ------             ------            ------            ------
      Total from investment operations                       $ 2.08             $(0.72)           $ 3.29            $ 0.33
                                                             ------             ------            ------            ------
Less distributions declared to shareholders -
  From net investment income                                 $ --               $ --              $ --              $(0.12)
  From net realized gain on investments and foreign
    currency transactions                                      --                (0.34)            (0.59)            (0.04)
  In excess of net investment income                           --                 --               (0.09)             --
                                                             ------             ------            ------            ------
      Total distributions declared to shareholders           $ --               $(0.34)           $(0.68)           $(0.16)
                                                             ------             ------            ------            ------
Net asset value - end of period                              $19.82             $17.74            $18.80            $16.19
                                                             ======             ======            ======            ======
Total return                                                  11.72%++           (3.87)%           21.15%             2.09%++
Ratios (to average net assets)/Supplemental data:
    Expenses##                                                 2.53%+             2.59%             2.71%             2.64%+
    Net investment income (loss)                              (0.78)%+           (0.49)%           (0.61)%            0.80%+
Portfolio turnover                                               42%                89%              158%               89%
Net assets at end of period (000 Omitted)                    $3,270             $2,545              $824              $235

  * For the period from the inception of Class C, July 1, 1996, through May 31, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.


Financial Highlights - continued
--------------------------------------------------------------------------------------------------------------------------
                                                                                          YEAR ENDED MAY 31,
                                                   SIX MONTHS ENDED          ---------------------------------------------
                                                  NOVEMBER 30, 1999               1999              1998             1997*
                                                        (UNAUDITED)
--------------------------------------------------------------------------------------------------------------------------
                                                            CLASS I
--------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                        $18.08             $18.95            $16.32            $15.71
                                                             ------             ------            ------            ------
Income from investment operations# -
  Net investment income                                      $ 0.02             $ 0.07            $ 0.06            $ 0.16
  Net realized and unrealized gain (loss) on
    investments and foreign currency                           2.19              (0.60)             3.37              0.45
                                                             ------             ------            ------            ------
      Total from investment operations                       $ 2.21             $(0.53)           $ 3.43            $ 0.61
                                                             ------             ------            ------            ------
Less distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions                                    $ --                (0.34)            (0.59)           $ --
  In excess of net investment income                           --                 --               (0.21)             --
                                                             ------             ------            ------            ------
      Total distributions declared to shareholders           $ --               $(0.34)           $(0.80)           $ --
                                                             ------             ------            ------            ------
Net asset value - end of period                              $20.29             $18.08            $18.95            $16.32
                                                             ======             ======            ======            ======
Total return                                                  12.29%++           (2.88)%           22.08%             3.88%++
Ratios (to average net assets)/Supplemental data:
    Expenses##                                                 1.54%+             1.59%             1.64%             1.89%+
    Net investment income                                      0.23%+             0.40%             0.33%             2.33%+
Portfolio turnover                                               42%                89%              158%               89%
Net assets at end of period (000 Omitted)                       $66                $59                $6            $ --

  * For the period from the inception of Class I, January 2, 1997, through May 31, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS International Growth and Income Fund (the Fund) is a diversified series of MFS Series Trust X (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, forward contracts, and swap agreements, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Fund operations.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the Fund. The loans are collateralized at all times by cash and U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the Fund with indemnification against Borrower default. The Fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the Fund and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the Fund and the lending agents. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At November 30, 1999, the value of securities loaned was $3,286,089. These loans were collateralized by cash of $3,391,648 which was invested in the following short-term obligation:
                                                  SHARES              VALUE
                                                  ------              -----
Navigator Securities Lending
  Prime Portfolio at amortized cost             3,391,648           $3,391,648

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at the following annual rate of 0.975% up to $500 million in net assets, after which the rate is reduced to 0.90%.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $864 for the six months ended November 30, 1999.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

              First $1 billion                           0.0150%
              Next $1 billion                            0.0125%
              Next $1 billion                            0.0100%
              In excess of $3 billion                    0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $8,639 for the six months ended November 30, 1999, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.50% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $2,712 for the six months ended November 30, 1999. Fees incurred under the distribution plan during the six months ended November 30, 1999, were 0.50% of average daily net assets attributable to Class A shares on an annualized basis.

The Trustees have adopted a distribution plan relating to Class B and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $1,457 and $54 for Class B and Class C shares, respectively, for the six months ended November 30, 1999. Fees incurred under the distribution plan during the six months ended November 30, 1999, were 1.00% of average daily net assets attributable to Class B and Class C shares, respectively, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended November 30, 1999, were $49, $30,223, and $416 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an annual rate of 0.10%. Prior to April 1, 1999, the fee was calculated as a percentage of the Fund's average daily net assets at an annual rate of 0.1125%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $21,508,812 and $20,557,105, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $50,128,777
                                                                  -----------
Gross unrealized appreciation                                     $ 9,915,224
Gross unrealized depreciation                                      (2,430,738)
                                                                  -----------
    Net unrealized appreciation                                   $ 7,484,486
                                                                  ===========

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

Class A Shares
                                  SIX MONTHS ENDED NOVEMBER 30, 1999             YEAR ENDED MAY 31, 1999
                                  ----------------------------------       -----------------------------
                                           SHARES             AMOUNT           SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                             1,380,604       $ 26,028,274        2,407,294       $ 44,428,290
Shares issued to shareholders in
  reinvestment of distributions          --                --                  15,602            283,963
Shares reacquired                      (1,178,617)       (22,212,774)      (1,980,038)       (36,681,341)
                                       ----------       ------------       ----------       ------------
    Net increase                          201,987       $  3,815,500          442,858       $  8,030,912
                                       ==========       ============       ==========       ============

Class B Shares
                                  SIX MONTHS ENDED NOVEMBER 30, 1999             YEAR ENDED MAY 31, 1999
                                  ----------------------------------       -----------------------------
                                           SHARES             AMOUNT           SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                               234,107       $  4,406,028        1,079,430       $ 19,996,186
Shares issued to shareholders in
  reinvestment of distributions          --                --                  20,024            362,645
Shares reacquired                        (276,851)        (5,190,438)        (788,680)       (14,733,069)
                                       ----------       ------------       ----------       ------------
    Net increase (decrease)               (42,744)      $   (784,410)         310,774       $  5,625,762
                                       ==========       ============       ==========       ============
Class C Shares
                                  SIX MONTHS ENDED NOVEMBER 30, 1999             YEAR ENDED MAY 31, 1999
                                  ----------------------------------       -----------------------------
                                           SHARES             AMOUNT           SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                               663,032       $ 12,356,643          761,163       $ 13,730,404
Shares issued to shareholders in
  reinvestment of distributions          --                --                   1,506             27,057
Shares reacquired                        (641,468)       (12,030,548)        (663,041)       (11,987,865)
                                       ----------       ------------       ----------       ------------
    Net increase                           21,564       $    326,095           99,628       $  1,769,596
                                       ==========       ============       ==========       ============
Class I Shares
                                  SIX MONTHS ENDED NOVEMBER 30, 1999             YEAR ENDED MAY 31, 1999
                                  ----------------------------------       -----------------------------
                                           SHARES             AMOUNT           SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                                   255       $      4,837            3,003       $     54,006
Shares issued to shareholders in
  reinvestment of distributions          --                --                      57              1,045
Shares reacquired                            (258)            (4,931)            (129)            (2,811)
                                       ----------       ------------       ----------       ------------
    Net increase (decrease)                    (3)      $        (94)           2,931       $     52,240
                                       ==========       ============       ==========       ============

(6) Line of Credit
The Fund and other affiliated funds participate in an $820 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. Interest expense incurred on the borrowings amounted to $202 for the six months ended November 30, 1999. The average dollar amount of borrowings was $454,481 and the weighted average interest rate on these borrowings was 5.363%. In addition, a commitment fee, based on the average daily unused portion of the line of credit is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the six months ended November 30, 1999, was $191.

(7) Financial Instruments
The Fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, swap agreements, and futures contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

MFS' YEAR 2000 READINESS DISCLOSURE

MFS Investment Management(R), as an investment adviser and
on behalf of the MFS funds, is committed to the effective
use of technology in managing our portfolio investments,
delivering high-quality service to MFS fund shareholders,     [Graphic Omitted]
retirement plan participants, and MFS' institutional clients, and supporting the financial consultants who sell our products.

MFS can now say that it is ready for the Year 2000. Our testing has demonstrated that MFS' computer hardware and software will recognize "00" as the Year 2000 and will not confuse those digits with 1900. All of our critical business applications and processes have been successfully tested, and we have adopted companywide policies that will help us maintain our readiness through the remainder of the year. Any new technology that is brought into the company before the end of the year will be held to the same stringent standards as our current technology. We have also developed a vendor readiness survey, contacted over 700 of our vendors, and established an ongoing process to review responses, as well as to review readiness statements of new vendors and products.

MFS recognizes that fund shareholders and institutional clients also are concerned about whether the companies whose securities are held in their portfolios are addressing Y2K issues. As part of the MFS Original Research(R) process of evaluating portfolio investments, one of the many relevant factors that MFS' portfolio managers and research analysts may consider is a company's Y2K readiness.

Y2K readiness is an enormously complex, worldwide issue. No company or institution can guarantee that it will be unaffected by the Y2K issue. While MFS is taking significant steps to protect the integrity of its internal systems, there can be no assurance that these steps will be sufficient to avoid any adverse impact on MFS fund shareholders, retirement plan participants, or institutional clients.

If you have further questions regarding MFS' Year 2000 Readiness Program, please visit our Web site at www.mfs.com, call our toll-free line, 1-800-637-4406, or write to the MFS Year 2000 Program Management Office by e-mail at y2k@mfs.com or by letter at 500 Boylston Street, Boston, MA 02116-3741.

MFS(R) INTERNATIONAL GROWTH AND INCOME FUND

TRUSTEES                                                SECRETARY
Richard B. Bailey - Private Investor; Former            Stephen E. Cavan*
Chairman and Director (until 1991), MFS Investment
Management(R)                                           ASSISTANT SECRETARY
                                                        James R. Bordewick, Jr.*
J. Atwood Ives+ - Chairman and Chief
Executive Officer, Eastern Enterprises                  CUSTODIAN
(diversified services company)                          State Street Bank and Trust Company

Lawrence T. Perera+ - Partner, Hemenway                 INVESTOR INFORMATION
& Barnes (attorneys)
                                                        For information on MFS mutual funds, call your
William J. Poorvu+ - Adjunct Professor, Harvard         financial consultant or, for an informa- tion kit,
University Graduate School of Business                  call toll free: 1-800-637-2929 any business day
Administration                                          from 9 a.m. to 5 p.m. Eastern time (or leave a
                                                        message anytime).
Charles W. Schmidt+ - Private Investor
                                                        INVESTOR SERVICE
Arnold D. Scott* - Senior Executive                     MFS Service Center, Inc.
Vice President, Director, and Secretary,                P.O. Box 2281
MFS Investment Management                               Boston, MA 02107-9906

Jeffrey L. Shames* - Chairman and Chief                 For general information, call toll free:
Executive Officer, MFS Investment Management            1-800-225-2606 any business day from
                                                        8 a.m. to 8 p.m. Eastern time.
Elaine R. Smith+ - Independent Consultant
                                                        For service to speech- or hearing-impaired, call
David B. Stone+ - Chairman,                             toll free: 1-800-637-6576 any business day from 9
North American Management Corp.                         a.m. to 5 p.m. Eastern time. (To use this service,
(investment advisers)                                   your phone must be equipped with a
                                                        Telecommunications Device for the Deaf.)
INVESTMENT ADVISER
Massachusetts Financial Services Company                For share prices, account balances, exchanges, or
500 Boylston Street                                     MFS stock and bond outlooks, call toll free:
Boston, MA 02116-3741                                   1-800-MFS-TALK (1-800-637-8255) anytime from a
                                                        touch-tone telephone.
DISTRIBUTOR
MFS Fund Distributors, Inc.                             WORLD WIDE WEB
500 Boylston Street                                     www.mfs.com
Boston, MA 02116-3741

CHAIRMAN AND PRESIDENT
Jeffrey L. Shames*

PORTFOLIO MANAGER
Frederick J. Simmons*

TREASURER
W. Thomas London*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

+ Independent Trustee
* MFS Investment Management

MFS(R) INTERNATIONAL GROWTH                                         ------------
AND INCOME FUND                                                       BULK RATE
                                                                    U.S. POSTAGE
[Logo] M F S(R)                                                         PAID
INVESTMENT MANAGEMENT                                                   MFS
We invented the mutual fund(R)                                      ------------

500 Boylston Street
Boston, MA 02116-3741





(c)2000 MFS Investment Management.(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116
                                                MGI-3 01/00 16M 86/286/386/886